December 5, 1997

                             THE LAZARD FUNDS, INC.

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1997


     Each Portfolio indicated below currently intends to make a dividend distribution on or about December 17, 1997 of net capital gains realized by the Portfolio from January 1, 1997 through October 31, 1997. Any net capital gains realized by the Portfolios from November 1, 1997 through December 31, 1997 will be distributed in 1998. The net capital gains per share realized from November 1, 1996 through December 31, 1996 and paid on May 1, 1997 ("Throw-Back Distribution") also is set forth below. The exact amount of the distribution per share may be more or less than the estimated amount indicated next to the Portfolio's name, depending upon the number of shares outstanding as of December 17 1997, the proposed record date.


                        NET ASSET VALUE PER SHARE
NAME OF PORTFOLIO       AS OF NOVEMBER 30, 1997      PROJECTED DISTRIBUTIONS FROM NET REALIZED GAINS     THROW-BACK DISTRIBUTION

                                                                                          MID-TERM/
                            INSTITUTIONAL    OPEN       SHORT-TERM       LONG-TERM        LONG-TERM
                               SHARES       SHARES     CAPITAL GAIN     CAPITAL GAIN     CAPITAL GAIN     SHORT-TERM      LONG-TERM

Lazard Equity Portfolio       $23.12         $23.11        $1.350          $1.194           $0.919         $0.04828         $0.20906

Lazard Small Cap
  Portfolio                   $22.59         $22.54        $0.709          $1.399           $0.825         $0.20995         $0.18595

Lazard Bantam Value
Portfolio                     $16.67         $16.61        $1.690          $0.023           $0.303         $0.31476             --

Lazard Global Equity
Portfolio                     $12.55         $12.52        $0.374          $0.049           $0.236         $0.42321             --

Lazard International
Equity Portfolio              $14.92         $14.86        $0.041          $0.426           $0.421             --           $0.09668

Lazard International
Small Cap Portfolio           $11.92         $11.88        $0.221            ---              ---          $0.09261             --

Lazard Emerging
Markets Portfolio              $9.88          $9.86        $0.406          $0.129           $0.065         $0.16013         $0.01158

Lazard Bond Portfolio         $10.08         $10.08        $0.084          $0.009           $0.008             --               --

Lazard International
Fixed Income Portfolio         $9.81          $9.81          ---             ---              ---          $0.01081         $0.01546

Lazard Strategic Yield
Portfolio                      $9.83          $9.84          ---             ---              ---              --               --